Citigroup Global Markets Inc.



                    Managed Futures Supplement to
               Institutional Futures Account Agreement


	This Managed Futures Supplement ("Supplement") includes additional terms and conditions that supplement the Institutional Futures Account Agreement ("Agreement") between Citigroup Global Markets Inc. ("CGM") and the customer identified below ("Customer"). Unless otherwise specified in this Supplement, all capitalized terms used herein shall have the meaning defined in the Agreement.

1. Customer authorizes the Account Manager holding discretion over Customer's Account to enter into all arrangements that are necessary or appropriate in the sole judgment of the Account Manager to carry out Customer's or Account Manager's obligations under the Agreement or under the trading authorization granted by Customer to Account Manager. This shall include, without limitation, the selection of executing brokers to execute transactions for Customer's Account, negotiation of agreements with or including such executing brokers (including without limitation Uniform International Brokerage Execution ("Give-Up") Agreements), and negotiating and agreeing to additional charges or fees in amounts up to but not in excess of $2.00 per side. Such additional charges or fees may take the form of excess floor brokerage, administrative or intermediary FCM transfer fees.

2. Customer authorizes CGM to remit periodically from Customer's Account such sums representing the bills of the Account Manager or any executing broker or floor broker (including any fees attendant to the execution of Contracts by such brokers) the Account Manager has selected upon presentation of said bill to CGM. Customer understands and agrees that: (a) CGM shall have no obligation to determine the accuracy of any such bills presented, and Customer agrees to indemnify and hold harmless CGM from any claims in the event that such bills are not correct; (b) Customer, Account Manager, and any executing broker are solely responsible for computing fees for the Account Manager's services and the services of the executing broker and that CGM may rely upon such computation submitted to it by Account Manager or any executing broker; (c) any disbursement pursuant to Customer's authorization in this section 2 will be reflected on Customer's montly statement of account furnished by CGM. The authorizations and agreements of this section 2 shall remain in force and effect until terminated by Customer in writing to CGM, and shall not be affected by Customer's disability or incompetence. CGM reserves the right in its sole discretion to cancel this authorization at any time with or without notice. Customer's indemnities given in this section 2 shall survive termination of the Agreement and this Supplement.

3. Customer ratifies and confirms all transactions entered into by Account Manager with or through CGM for Customer's Account.

4. This Supplement and the Agreement shall be construed and applied in a manner that gives maximum effect to the terms and conditions of both. In the event of any inconsistency, the terms of this Supplement shall apply and shall be deemed to be an amendment to the Agreement.

AGREED TO:

Customer Name:  ___________________________
Signature:  ________________________________
Print Name:  _______________________________
Title:  ____________________________________
Date:  ____________________________________


****************************************************************************
5967 (4/2003) Page 1 of 19

                             Institutional Futures
                          Account Agreement and Forms
                         Citigroup Global Markets Inc.


5967 (4/2003) Page 2 of 19

Introduction

This booklet contains the documents required for institutional customers to open a futures account at Citigroup Global Markets Inc. Some documents are required only from certain types of customers or from customers who plan to engage in certain types of transactions. The following schedule describes which documents you should execute and return to us. If you have any questions, please contact your Citigroup
Global Markets Inc. Financial Consultant. Before you sign the acknowledgments and authorizations below, please read the Disclosure Documents in the accompanying booklet, "Futures Account
Disclosure Documents."
Documents to be Signed
Part I - Futures Account Agreement All Customers must sign.
Appendix A - Authorized Persons All Customers must complete.
Appendix B - Wire Instructions Complete to provide standing instructions for wire
transfers.
Part II - Customer Authorizations
Hedge Letter Customers who qualify and wish to receive hedge treatment must complete and sign.
Authorization to be on Opposite Side of
Customer Trades
Sign in order to permit Citigroup Global Markets Inc.
to take the opposite side of your trades when rules
allow.
Part III - Authorization for Account Manager Customers that give trading authority over their account to an unaffiliated person must sign or provide
alternative document.
Part IV - Form Resolution Authorizing Trading Customers must complete or submit authorizing resolutions adopted by their Board of Directors or other
governing body.
Who Must Sign?
The beneficial owner of this account must sign the documents in this booklet. If a third-party account manager will have discretionary trading authority over the account, both the beneficial owner and the account manager must sign where indicated, unless the account manager can provide documentation acceptable to Citigroup Global Markets Inc. of his or her authority to sign for the beneficial owner.
Please Check Type of Account:
Corporation Unincorporated Association
General Partnership Trust (including pension funds)
Limited Partnership Registered Investment Co.
Government Entity Other (please specify)
Current Financial Statements
All customers must submit their current financial statements to Citigroup Global Markets Inc.
before their account can be approved.
5967 (4/2003) Page 3 of 19
Part I
Futures Account Agreement
This Futures Account Agreement ("Agreement") between Citigroup Global Markets
Inc.
("CGM"), the customer named below ("Customer") and, if applicable, the account manager of Customer's account named below ("Account Manager"), shall govern Customer's Futures account (the "Account") with
CGM relating to the purchase and sale of futures contracts ("Futures Contracts"), options on futures contracts and commodities ("Options Contracts"), and, if applicable, over the counter purchases and sales of coins, bullion, and metals, energy, and foreign currencies (all collectively, including Futures Contracts and
Options Contracts, "Contracts").
1. Customer Representations. Customer represents that: (a) it may lawfully and is duly authorized and empowered to enter into this Agreement and to effect purchases and sales of Contracts; (b)
its trading in Contracts hereunder violates no statute, rule, regulation, decree, or internal policy to which
Customer is subject or bound or any of Customer's charter documents; (c) this Agreement is binding on
Customer and enforceable against Customer in accordance with its terms; (d) all necessary approvals and consents have been obtained; (e) Customer is in compliance with any applicable registration requirements of the Commodity Exchange Act, as amended ("CEA") and rules of the National Futures Association
("NFA"); and (f) except as disclosed in writing by Customer or provided for in this Agreement, no one has an ownership interest in or control over the Account other than Customer. The representations in this
Agreement shall be continuing representations during the term of the
Agreement.
2. CGM Representations. CGM represents that: (a) this Agreement is binding on CGM and enforceable against CGM in accordance with its terms; (b) it is, and it or its successors shall remain during the term of this Agreement, duly registered as a Futures Commission Merchant;
(c) CGM will accept and
hold all margin deposited with CGM by Customer subject to the terms of this Agreement; (d) in accepting and holding margin on behalf of Customer, CGM will comply with the segregation requirements of the
CEA and rules thereunder to the extent applicable; and (e) if Customer is an Investment Company registered under the Investment Company Act of 1940, CGM shall (i) promptly notify Customer of credit balances in the Account payable to Customer and, if such credit balance is free of obligation, pay such credit balance to Customer no later than the next business day following the day funds are received by
CGM other than de minimus amounts Customer and CGM agree need not be paid, and (ii) promptly furnish to the Securities and Exchange Commission ("SEC") copies or extracts of CGM's records pertaining to
Customer's assets as the SEC may lawfully request. The representations in this Agreement shall be continuing representations during the term of the Agreement.
3. Role of the Parties; Applicable Law. The parties agree that:
(a) CGM is acting hereunder solely as a broker for Customer (except when Customer engages in certain over the counter transactions in coins, bullion, metals, and spot and forward foreign currency or engages in a block trade with CGM as principal), CGM is not acting as a fiduciary to Customer, and CGM has no discretionary authority or control over the Account. Neither CGM nor any affiliate of CGM guarantees the performance of any contract market, clearinghouse or other third party under any Contract;
(b) CGM is authorized, in its discretion, to employ clearing members (including, without limitation, on exchanges of which CGM is not a member), floor brokers and other agents in connection with the execution, carrying, clearance, delivery and settlement of any purchase or sale of Contracts;
(c) Unless an exchange and/or market is specified by Customer, or if applicable by Account
Manager, at the time an order is placed, CGM will select the market for executing any order that can be executed on more than one exchange or market, including electronic trading markets. Customer acknowledges that CGM or its affiliates may have an ownership interest in any exchange or clearinghouse;
(d) All transactions on behalf of Customer shall be subject to the constitution, bylaws, rules, regulations, customs, usages, rulings and interpretations of the relevant exchange, clearinghouse, and any relevant self-regulatory organization, and all applicable governmental laws and regulations as amended from time to time ("Applicable Law"); Customer shall comply with Applicable Law and with such additional procedures as CGM may reasonably and lawfully establish, including those that relate to limits
5967 (4/2003) Page 4 of 19
on the size of Customer's positions, exercise of options, allocations of exercise notices, and the manner of delivery under any Contract. Without limiting the foregoing, CGM may in its sole discretion limit the size of positions in the Account, decline to accept any order or transaction, and require that the Account be transferred to another firm;
(e) Customer shall provide to CGM such financial information regarding Customer as CGM may from time to time reasonably request. Customer shall further provide to CGM such information, documentation, or both regarding Customer's identity as CGM may reasonably request. Customer understands and agrees that CGM will verify Customer's identity and may, if necessary, request verification of Customer's identity from third parties as required by Applicable Law, including but not limited to the USA Patriot Act.
4. Customer Payment Obligations. With respect to every Contract purchased, sold or cleared for the Account, Customer shall (a) make all applicable margin and premium payments and perform all other obligations attendant to transactions or positions in such Contracts, as such payments or performance may be required by CGM consistent with Applicable Law, and (b) pay CGM upon demand (i) all commissions and fees at rates mutually agreed upon, (ii) all contract market, clearing house or clearing firm fees or charges, (iii) any tax or fee imposed on such transactions by any competent authority, including any self-regulatory organization, (iv) the amount of any trading losses in the Account, (v) any debit balance or deficiency remaining in the Account upon liquidation of any Contract held in the account; and (vi) interest on any debit balances remaining in the Account at the overnight rate customarily charged by CGM, together with all reasonable costs and expenses (including without limitation reasonable attorneys' fees) incurred in collecting any such debit balance or in exercising any rights specified in
Section 6 of this Agreement.
5. Security Interest and Collateral. (a) All property of Customer held by or for CGM or any affiliate of CGM or due from any exchange or clearing broker in respect of any Contract bought or sold for the Account (collectively, "Collateral") is hereby pledged to CGM and shall be subject to a security interest in CGM's favor to secure any amounts at any time owing from Customer to CGM. The parties agree that to the extent permitted by Applicable Law, the Account and the Collateral are "financial assets" as defined in
Revised Article 8 of the Uniform Commercial Code as in effect in the State of New York ("UCC") and that during the term of this Agreement CGM shall have absolute control over the Collateral, provided, however, that with CGM's approval any excess Collateral may be withdrawn at any time upon Customer's request.
(b) CGM is authorized, to the extent permitted by Applicable Law, from time to time and without notice to
Customer, to invest, lend, pledge, repledge, enter into repurchase agreements with or for, hypothecate, or rehypothecate to itself or to others, for CGM's account and benefit, Collateral (including but not limited to metals, warehouse receipts, or other negotiable instruments) held by CGM for Customer, and may fulfill any obligations to Customer by delivery of nonidentical property of like kind and amount.
6. Customer Defaults and Rights on Default. The occurrence of any of the following shall be an "Event of Default" under this Agreement: (a) the issuance of any warrant or order of attachment against the Account or levying of any judgment against the Account; (b) Customer's failure to make when due any payment or delivery under this Agreement or Customer otherwise breaches any term of this Agreement; (c)
if Customer is a natural person, Customer dies or is adjudicated incompetent, and for all Customers,
Customer becomes insolvent or commences or has commenced against it any action for the appointment of a trustee, receiver, administrator to or for its liquidation, winding up or dissolution, or for the reorganization, composition or arrangement of its debts, or any other procedure under any law of any applicable jurisdiction having the same or analogous effect, and, in the case of any such action commenced involuntarily against such customer, the action is not stayed or dismissed within 15 (fifteen) days; (d)
Customer fails or admits its inability to pay its debts generally as they become due, or there is a material adverse change in Customer's financial condition or net asset value; (e) Customer defaults on a material obligation under any other agreement between Customer and CGM or any of CGM's affiliates; (f) any representation made by Customer in this Agreement or in any form required by this Agreement proves to have been false or misleading in any material respect when given; or (g) CGM in its discretion reasonably considers it necessary for its protection. Upon the occurrence of any Event of Default, CGM shall have the right, in addition to any other remedy available to CGM at law or in equity, to liquidate any or all open
Contracts held in or for the Account by any means of lawful disposition (including without limitation through any exchange of futures for physicals, block trade, or similar transaction permitted under applicable exchange rules), to apply any cash, securities or other property of Customer held by or for CGM or any of
5967 (4/2003) Page 5 of 19
CGM's affiliates toward amounts payable by Customer hereunder, to reduce any amounts due and owing to
Customer by setting off against such amounts any amounts due to CGM or any of CGM's affiliates by
Customer and to convert any such amounts or the net of such amounts to a single currency, to hedge positions in the Account, and to take any other action in respect of the Account, all in a commercially reasonable manner and all without further demand for margin and without notice or advertisement, except
CGM will make reasonable efforts under the circumstances to notify Customer prior to taking any such action if CGM's position would not be jeopardized thereby. Solely for purposes of this Section 6, the term
"affiliates" shall mean Citigroup Global Markets Holdings Inc. and any entity controlled by it, but shall not include any entity that controls or is under common control with Citigroup Global Markets Holdings Inc.
7. Treatment of Foreign Currency Payments and Balances. If any transaction for Customer's
Account is effected on any exchange or in any market on which transactions are settled or margined in foreign currency (including, without limitation, the Euro or another unit of currency adopted pursuant to the
European Monetary Union): (a) any profit or loss arising from a fluctuation in the rate of exchange between such currency and the United States Dollar shall be entirely for Customer's Account and at Customer's risk;
(b) unless otherwise agreed by Customer and CGM, all initial and subsequent margin deposits required or requested by CGM shall be in or denominated in the currency required by the applicable exchange or clearing house in such amounts as CGM, in its sole discretion, may require; and (c) CGM is authorized to convert funds or securities in Customer's Account into and from such foreign currency at prevailing rates of exchange. If Customer has entered into a prime broker agreement with CGM, CGM is authorized to convert balances in the Account to a single currency in accordance with such prime broker agreement and any supplements or annexes thereto.
8. Transfer of Excess Funds to/from Other Accounts. In the event that Customer establishes and maintains other accounts at CGM, until Customer gives further notice to CGM in writing, CGM is hereby authorized to transfer from the Account to any such other account such excess funds as may be required to avoid a margin call in such other account, to obtain interest credits or increase interest credits received by Customer, or as CGM reasonably determines necessary to satisfy any obligations of Customer to CGM in respect of such account, provided such transfer is not in conflict with Applicable Law. CGM is also authorized to transfer to the Account any excess funds in any other account of Customer at CGM not required to meet margin, security, or other requirements related to such other account, to the extent that such excess funds are necessary to meet margin requirements or deficits in the Account. CGM agrees that it will provide Customer with written confirmation of any such transfers within a reasonable time.
9. Over the Counter Transactions. If Customer is permitted by CGM to engage, and does engage in the purchase or sale of forward contracts or options on foreign currency in the Account, Customer will be bound by the terms of the "Foreign Exchange Trading Supplement" to this Agreement, which is appended hereto. If Customer enters into any over the counter swap, forward, option, or similar transaction involving energy products that is, with CGM's consent, cleared under the rules of an applicable exchange and/or clearing house, Customer will be bound by the terms of the "OTC Energy Supplement" to this
Agreement, which is appended hereto. If Customer engages in the over the counter purchase or sale of coins, bullion, or metals in the Account, Customer agrees that: (a) actual deliveries are intended on all such transactions; (b) CGM may be acting as a broker or as a dealer in any such transaction, and CGM will inform Customer of the capacity in which it is acting in any particular transaction upon Customer's request;
(c) such transactions are not cleared through any clearing house and, when CGM is acting as a dealer, the contract for purchase or sale is between Customer and CGM; (d) when CGM is acting as a broker CGM does not warrant the authenticity, grade, or quality of any metals or coins;
(e) if Customer requests CGM to
store metals or coins rather than to carry them on an unallocated basis, Customer understands that such metals or coins will be placed in a depository selected by CGM in its sole discretion and may be commingled with metals or coins of CGM or other customers, and that all taxes, shipping, storage, and insurance fees will be Customer's responsibility; and (f) CGM may in its sole discretion elect to net settle payments when those payments are for the same currency and value date.
10. LME Transactions. If Customer engages in transactions in Contracts purchased, sold, or cleared on the London Metal Exchange ("LME contracts"), Customer understands and agrees that:
(a) while CGM acts only as agent in such transactions, orders for LME contracts placed with CGM will be executed by an affiliate of CGM which will act as principal in any LME contract bought or sold; (b) CGM's
5967 (4/2003) Page 6 of 19
affiliate has no obligation of best execution as regards LME contracts; and
(c) CGM will endeavor to find
the best price with available LME brokers, which may include its affiliate, and such price may include a mark-up.
11. Introducing Brokers. If Customer's Account has been introduced to CGM by an introducing broker, CGM is responsible only for the execution, clearing, and bookkeeping of transactions, and shall have no liability for the acts or omissions of the introducing broker.
12. Limitations of Liability. IN NO EVENT WILL CGM BE RESPONSIBLE FOR ANY LOSSES TO CUSTOMER OTHER THAN DIRECT LOSSES ARISING SOLELY AS A RESULT OF CGM'S NEGLIGENCE OR WILLFUL MISCONDUCT. NO PARTY TO THIS AGREEMENT SHALL
BE REQUIRED TO PAY OR BE LIABLE TO ANY OTHER PARTY FOR ANY CONSEQUENTIAL, INDIRECT, OR PUNITIVE DAMAGES, OPPORTUNITY COSTS, OR LOST PROFITS (WHETHER
OR NOT ARISING FROM ITS NEGLIGENCE AND REGARDLESS OF WHETHER THE PARTY
WAS AWARE OF THE POSSIBILITY OF SUCH DAMAGES). CGM SHALL NOT BE LIABLE IF
THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT IS DELAYED OR RENDERED IMPOSSIBLE DUE TO FIRE, FLOOD, STRIKE, WAR, ACT OF TERRORISM, ACT OF GOD, GOVERNMENTAL ACTION, OR ANY OTHER CAUSE BEYOND CGM'S CONTROL. IN
ANY SUCH CASE, CGM MAY IN ITS REASONABLE DISCRETION CANCEL ORDERS RESTING
ON ELECTRONIC ORDER ENTRY OR EXECUTION SYSTEMS. ORDERS FOR THE ACCOUNT
MAY FROM TIME TO TIME BE ENTERED, EXECUTED, OR BOTH THROUGH ELECTRONIC
ORDER ENTRY OR EXECUTION SYSTEMS. IN ANY SUCH CASE, CGM SHALL HAVE NO LIABILITY FOR ANY LOSS INCURRED BY CUSTOMER DUE TO THE FAILURE OR
MALFUNCTION OF ANY COMPUTER HARDWARE OR SOFTWARE OR TRANSMISSION
DEVICE OR SERVICE UTILIZED UNLESS SUCH FAILURE OR MALFUNCTION DIRECTLY RESULTS FROM CGM'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
13. Recordings. CGM, in its sole discretion, may record on tape or otherwise any telephone conversation between Customer, CGM, and, if applicable, Account Manager, including their respective employees, officers, and agents, and Customer and Account Manager hereby agree and consent to such recording.
14. Confirmations, Notices. All trade confirmations and account statements shall be conclusive unless Customer notifies CGM in writing of any objection thereto within three business days following the day on which CGM transmits such confirmation or statement, unless CGM transmits such confirmation or statement electronically or by facsimile, in which case Customer shall notify CGM of any objections by
5:00 p.m. New York time the next business day following transmission. All oral instructions or notices given by Customer in respect of the maintenance of the Account shall be promptly confirmed in writing by the Customer. All instructions, notices or other communications concerning this Agreement or maintenance of the Account shall be given to Customer at the address or phone number identified on the signature page hereof and to CGM at the office or branch that services Customer's Account, with a copy to:
Citigroup Global Markets Inc.
388 Greenwich St., Seventh Floor
New York, New York 10013
Attention: Futures Division (Notifications)
Fax: (212) 723-8977
CGM shall be entitled to rely on any instructions, notices, and communications from Customer and, if applicable, Account Manager, respecting orders, delivery, exercise, or settlement, that CGM reasonably believes to be genuine and such instructions shall bind Customer and Account Manager. Customer agrees to hold CGM harmless against all costs, losses, penalties, fines, taxes, and direct damages incurred by CGM as a result of any action taken or not taken by CGM in reliance upon such instructions, notices, and communications.
5967 (4/2003) Page 7 of 19
15. Role of Account Manager. If an Account Manager is authorized to exercise discretion and to act on behalf of Customer with respect to the Account:
(a) Account Manager makes the representations set forth in Section 1 of this Agreement as if the term Account Manager were substituted for the term Customer therein;
(b) Account Manager shall direct Customer to take such action in respect of the Account as is required of Customer under this Agreement or under Applicable Law; and
(c) Customer agrees that Account Manager is authorized to act on Customer's behalf with respect to the Account, including to receive and give communications, instructions and authorizations, and
Customer hereby confirms, ratifies, and assumes liability for any transactions that result from such communications, instructions, and authorizations.
16. Remedies Not Exclusive. The specification of any right or remedy in this Agreement shall not be exclusive of any other remedies provided by law. Any delay or failure by any party to this
Agreement to exercise any right or remedy shall not be construed to be a waiver of such right or remedy, and no single, partial or other exercise of any right or remedy shall preclude the further exercise of that right or remedy or the exercise of any other right or remedy.
17. Term and Termination. This Agreement shall continue in force until terminated by either of the parties. This Agreement may be terminated by Customer or CGM by written notice to the other. In the event of such notice, Customer shall within 15 days either close out open positions in the Account or transfer such open positions to another Futures Commission Merchant. This Agreement shall terminate upon satisfaction by Customer of all liabilities to CGM arising hereunder (including payment of the applicable commission with respect to the transfer of Contracts to another futures commission merchant)
and the transfer or close out of all Contracts and all other property held in the Account. The termination of this Agreement shall not affect the obligations of the parties hereto arising from transactions entered into prior to such termination.
18. Choice of Law, Waiver of Jury. THE INTERPRETATION AND ENFORCEMENT OF
THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, without giving effect to its conflicts of laws principles. Subject to Customer's right to initiate a reparations proceeding pursuant to the CEA and rules thereunder, Customer submits to the jurisdiction of the courts of the State of New York and of the federal courts in the Southern District of New York with respect to any proceeding arising out of and relating to this Agreement or any transaction in connection herewith, and waives any objection to jurisdiction it may otherwise be entitled to assert in any such proceeding. The parties hereby irrevocably waive any right to a jury trial in any matter arising under or relating to this
Agreement.
19. Entire Agreement, Successors and Assignment. This Agreement, including any applicable supplements, contains the entire agreement between the parties and supersedes any prior agreements as to the subject matter hereof. No provision of this Agreement shall in any respect be amended or deemed to be waived unless such amendment or waiver is in writing and signed by the parties. This Agreement and any confirmation or "purchase and sales statement" relating to Contracts purchased or sold for the Account shall constitute a single agreement between Customer and CGM and, if applicable, Account Manager. This
Agreement shall be binding on and inure to the benefit of the parties hereto and their successors, CGM's assigns, and Customer's and Account Manager's personal representatives, estate, heirs, administrators and trustees, if any. This Agreement shall not be assignable by Customer. Section headings have been included solely for the convenience of the parties and do not constitute part of this Agreement.
5967 (4/2003) Page 8 of 19
20. By checking the box below, Customer acknowledges that it has received and understands the disclosure or election noted:
.. CFTC Risk Disclosure Statement for Futures and Options (which includes disclosure required by CFTC rules 1.55, 30.6, 33.7, and 190.10(c)) separately furnished to
Customer by CGM.
.. Authorization to Transfer Funds (section 8).
IN WITNESS WHEREOF, the parties hereto have executed this Agreement.
Customer
Name of Customer:
Authorized Signature: Date: _________________
Print Name: Title:
NOTICES AND STATEMENTS DELIVERED TO:
Address:
Telephone:
Account Manager
Name of Account Manager:
Authorized Signature: Date:
Print Name: Title:
NOTICES AND STATEMENTS DELIVERED TO:
Address:
Telephone:
Appendix A - Authorized Persons
The following persons have been authorized to place orders and give instructions to CGM on behalf of Customer with respect to Customer's Account:
Print Name Signature
_____________________________ _____________________________________
_____________________________ _____________________________________
______________________________ ______________________________________
_____________________________ _____________________________________
______________________________ ______________________________________
5972 (4/2003) Page 1 of 1 5967 (4/2003) Page 9 of 19
Appendix B - Wire Instructions
Until further written notice, CGM is hereby authorized to transfer/wire funds due to Customer from the Account to the bank account listed below. CGM is further authorized to act on instructions from
Customer or Customer's agent to transfer/wire funds whether such instructions are oral or in writing.
Customer understands and agrees that any instruction(s) that deviates from this standing instruction must be made or confirmed in writing to CGM before CGM will act on such instruction(s). Customer agrees to indemnify and hold harmless CGM, its officers, directors, employees, and agents, from all loss, cost, claims, and expenses (including reasonable attorney's fees arising from these wire instructions or any written deviations therefrom).
Bank Name: ____________________________________ ABA Number:
___________________
For the Account of:
____________________________________________________________
Account Number: _____________________________________
(and if applicable:)
For Further Credit to: ______________________________________________________
Account Number: ______________________________________
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Part II
Customer Authorizations
Hedge Letter
To: Citigroup Global Markets Inc.
By signing below, Customer and/or Account Manager represents and confirms to Citigroup Global Markets
Inc. ("CGM") that until further written notice to the contrary every order for the purchase or sale of futures contracts or option contracts given to CGM for Customer's Account will represent a bona fide hedging transaction as defined by rules of the Commodity Futures Trading Commission ("CFTC") and the relevant exchange as in effect from time to time. If Customer or Account Manager acting for Customer's account gives CGM an order that does not constitute a bona fide hedging transaction, Customer or Account
Manager shall so advise CGM in advance. Customer hereby requests hedge margins whenever they apply.
In the unlikely event of CGM's bankruptcy, Customer prefers that the bankruptcy trustee:
.. liquidate all open contracts in Customer's hedge Account
.. attempt to contact Customer for specific instructions.
[If no box is checked, Customer shall be deemed to have selected "liquidate all open contracts."]
Customer Account Manager (if applicable)
By: _____________________________ By: ____________________________
Print Name: _____________________ Print Name: _____________________
Date: ___________________________ Date: ___________________________
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Authorization for Transactions in Which CGM May Be on the Opposite Side of
Customer Trades
The undersigned consents to transactions whereby CGM, its directors, officers, employees or affiliates, and any floor broker acting on Customer's behalf in any transaction, may be on the opposite side of orders for the purchase or sale of futures contracts and option contracts placed for such Customer's
Account in conformity with regulations of the Commodity Futures Trading Commission and the bylaws, rules and regulations of the contract market (and its clearing house, if any) on which such order is executed.
Customer: Account Manager (if applicable):
By: By:
Print Name: Print Name:
Title: Title:
Date: Date:
5976 (4/2003) Page 1 of 1 5967 (4/2003) Page 12 of 19
Part III
Authorization for Account Manager
[Customers that authorize unaffiliated persons to trade in futures contracts and options contracts on their behalf must either (1) complete and execute the following Trading Authorization or (2) furnish
CGM with such other authorization acceptable to CGM under which Customer gives trading authority over
Customer's Account to a third party.]
TO: Citigroup Global Markets Inc.
The undersigned Customer ("Customer") hereby authorizes
_____________________________
as its agent and attorney-in-fact to buy and sell (including short sales) securities, futures contracts, commodities, forward contracts, commodity options and/or contracts relating to the same on margin or otherwise in accordance with your terms and conditions for Customer's account and risk in Customer's name or number on your books.
CGM is authorized to follow the instructions of the aforesaid agent concerning any such purchase or sale. Customer hereby ratifies and confirms any and all transactions with you heretofore or hereafter made by the aforesaid agent on behalf of or for the account of Customer.
This authorization is in addition to (and in no way limits or restricts) any rights which you may have under any other agreement between Customer and you.
This authorization is a continuing one and shall remain in full force and effect until revoked by
Customer by a written notice addressed to you at:
388 Greenwich Street, Seventh Floor
New York, NY 10013
Attn.: Futures Division (Notifications)
and delivered to such address, but such revocation shall not affect any liability in any way resulting from transactions initiated prior to the receipt of such notice of revocation by you. This authorization shall inure to the benefit of your present firm and of any successor firm or firms irrespective of any change or changes at any time in personnel thereof for any cause whatsoever, and of the assigns of your present firm or any successor firm.
Customer
By:
Print Name:
Title:
Date:
5977 (4/2003) Page 1 of 1 5967 (4/2003) Page 13 of 19
Part IV
Form Resolution Authorizing Futures Trading
[Corporations (whether for profit, non-profit, municipal or otherwise), foundations, partnerships and other customers which have a governing body (e.g., a Board of Directors) are required to have such governing body adopt the resolutions set forth below authorizing the opening of such Account and to submit to CGM the Secretary's or Assistant Secretary's Certificate set forth below certifying as to such resolutions.
Alternatively, Customers may use their own form of authorizing resolution if acceptable to CGM.]
CERTIFICATE OF THE ADOPTION OF RESOLUTIONS
AUTHORIZING TRANSACTIONS IN FUTURES CONTRACTS,
OPTIONS CONTRACTS AND RELATED CONTRACTS
WITH CITIGROUP GLOBAL MARKETS INC.
I, , of , a
duly organized and existing under the laws of ("this Customer") hereby certify
that at a meeting of the of this Customer, duly held on the
day of , ______, at which a quorum was present and acting throughout, the following Resolution was duly adopted and is still in full force and effect:
"RESOLVED:
That the or or
of this Customer is, and each of them is, hereby authorized to establish and maintain one or more accounts with Citigroup Global Markets Inc. (hereinafter called the "Broker") for the purpose of purchasing, selling, and trading in any and all securities, commodities, futures contracts, options on futures contracts, commodity options and forward contracts.
Such officers are hereby authorized to open options and futures accounts with Broker, and to obligate this Customer and to perform this Customer's obligations with respect thereto, and in conjunction therewith to transfer, deposit, pledge, or make or take delivery of or under cash, securities, futures contracts, options on futures contracts and commodities.
Such officers are hereby authorized to authorize persons to act on behalf of this Customer in trading the instruments described herein to the full extent authorized above and to execute any and all contracts, agreements, acknowledgments, documents and instruments and take all such actions as may be necessary or appropriate in order to give full effect to this resolution.
I further certify that the foregoing resolution is authorized by the governing instruments of this
Customer, that no limitation has been otherwise imposed upon such authority, and that I have been duly authorized to make this certificate on behalf of this Customer.
I further certify that each of the following officers has been duly elected or appointed, that he is now legally holding the office set opposite his name, and that the signatures set forth above each typed name are true and genuine signatures of said officers.
Signature: _________________________ Signature: __________________________
Print Name: _________________________ Print Name: __________________________
Title: _________________________ Title: __________________________
Signature: _________________________ Signature: __________________________
Print Name: _________________________ Print Name: __________________________
Title: _________________________ Title: __________________________
By: _________________________________, Secretary / Assistant Secretary*
 Signing officer cannot be an authorized signatory listed above.
5967 (4/2003) Page 14 of 19
Part V
Supplements for Certain Products
Foreign Exchange Trading Supplement
In the event that CGM authorizes Customer to enter into, and Customer enters into over the counter spot or forward purchases and sales of foreign currency or options on foreign currency
(collectively, "FX Transactions") to be held in Customer's futures account at CGM (the "Account"), the following terms and conditions (the "FX Supplement") shall supplement the Institutional Futures Account
Agreement (the "Agreement") between CGM, Customer, and, if applicable, Account Manager. Unless otherwise specified in this FX Supplement, all capitalized terms used herein shall have the meaning defined in the Agreement.
1. FX Transactions shall be deemed to be Contracts for all purposes of the Agreement unless otherwise specified herein.
2. In addition to those representations made by Customer in Section 1 of the Agreement, Customer represents that: (a) it is an "eligible contract participant" within the meaning of Section 1(a)12 of the CEA;
and (b) it is neither (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement
Income Security Act of 1972 ("ERISA") which is subject to Part 4 of Subtitle B of Title I of such Act; (ii)
any "plan" as defined in Section 4975(e)(1) of the Internal Revenue code of 1986; nor (iii) any entity the assets of which are deemed to be assets of any such "employee benefit plan" or "plan" by reason of the
Department of Labor's plan asset regulation, 29 C.F.R. Section 2510.3-101, OR that neither this FX
Supplement nor the FX Transactions are subject to the prohibited transaction rules of ERISA. These representations shall be continuing representations at all times when Customer enters into or maintains any
FX Transaction in the Account.
3. The parties agree that:
(a) CGM acts as a principal in FX Transactions subject to this FX Supplement and such
FX Transactions are not cleared through or guaranteed by any clearing house or clearing agency;
(b) Customer's counterparty on all options on foreign currency shall be Citigroup Global
Markets Commercial Corp., its successors or assigns, or such other affiliate of CGM that CGM identifies in writing to Customer ("CGMCC"). If Customer enters into any option on foreign currency, (i) CGMCC shall have all rights of CGM under the Agreement and this FX Supplement, and all references herein to
CGM shall include CGMCC, and (ii) all representations made by Customer to CGM shall be deemed made to CGMCC; and
(c) FX Transactions are generally exempt from the CEA and CFTC rules. Without limiting the foregoing, cash, securities, or other property (collectively, "Collateral") Customer transfers to or maintains at CGM or any of CGM's affiliates as margin in respect of FX Transactions will not be subject to the segregation requirements of the CEA and CFTC rules, CGM will not hold such Collateral in a customer segregated account, and Customer will not, as to such Collateral, receive the special treatment of bankruptcy rules applicable to futures transactions pursuant to U.S. law.
4. With respect to every FX Transaction entered into by Customer, Customer shall (a) make all payments required by any collateral annex between Customer and CGM; (b) make all applicable premium payments and perform all other obligations attendant to FX Transactions or positions as such payments or performance may be required by CGM consistent with Applicable Law; and (c) make all other payments and perform all obligations applicable to Contracts pursuant to Section 4 of the Agreement.
5. In the event that CGM exercises its rights to liquidate any FX Transaction pursuant to Section 6 of the Agreement, CGM shall determine in good faith using commercially reasonable procedures the amount of the costs and gains of CGM that would be incurred or realized to replace, or to provide the economic equivalent of the remaining payments, deliveries or option rights of all or some of the FX
Transaction. CGM in making the determination may rely on internal or external sources, information, prices or models.
5967 (4/2003) Page 15 of 19
6. If on any business day (or, in accordance with market practice, business days) that the parties
have agreed on the delivery of the currencies which were purchased and sold in respect of any FX
Transaction (the "Settlement Date"), more than one delivery of any currency is to be made between CGM and the Customer, then each party agrees that it shall aggregate the amounts of such currency deliverable to the other and only the difference between the aggregate amounts shall be delivered by the party owing the larger aggregate amount to the other and if the aggregate amounts are equal, no delivery of that currency shall be made.
7. If an Account Manager is authorized to exercise discretion and to act on behalf of Customer with respect to the Account, in addition to those representations made by Account Manager pursuant to
Section 15 of the Agreement, Account Manager represents that it is authorized to enter into FX
Transactions on Customer's behalf.
8. This FX Supplement and the Agreement shall be construed and applied in a manner that gives maximum effect to the terms and conditions of both. In the event of any inconsistency, the terms of this FX
Supplement shall apply and shall be deemed to be an amendment to the
Agreement.
Collateral Annex
[Customers who are required to post collateral as a condition to doing business with CGM must complete the following Collateral Annex under the terms and conditions specified by an CGM credit officer.]
This Collateral Annex supplements, forms part of, and is subject to, the Foreign Exchange Trading
Supplement (the "FX Supplement") between CGM, Customer, and, if applicable, Account Manager.
Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Agreement and FX Supplement.
1. For the purposes of this Collateral Annex each of following terms shall have the following meaning:
"Banking Day" means any day on which commercial banks are open for general business
(including dealings in foreign exchange and foreign currency deposits) in New York City.
"Business Day" means any day on which CGM settles payments and is open for general business in New York.
"Cash" shall mean the lawful currency of the United States of America transferred by Customer to
CGM pursuant to this Collateral Annex.
"Collateral" means all (i) Securities or Cash transferred by Customer to GCM pursuant to Section
2 of this Collateral Annex and (ii) any other Securities or Cash held from time to time in the
Account.
"Collateral Amount" shall mean 97% of the face amount of any Securities with a maturity of less than one year, 94% of the Market Value of any Securities with a maturity equal to or greater than 1 year, 100% of the Market Value of any Cash held in the Account as collateral. "Credit Support Amount" shall mean for any Valuation Day (i) the sum of the Market Value to
CGM of each FX Transaction, plus (ii) the aggregate of all Independent Amounts, plus (iii) the
Overcollateralization Amount, if any, minus (iv) the Threshold; provided, however, that (x) in the case where the sum of the Independent Amounts exceeds zero, the Credit Support Amount will not be less than the sum of all Independent Amounts; and (y) in all cases, the Credit Support Amount will be deemed to be zero whenever the calculation of the Credit Support Amount yields a number that is less than zero. Nothing in this Collateral Annex shall prevent CGM from making more than one request for the payment or delivery of Collateral on any Valuation Day. "Independent Amount" shall mean for each FX Transaction $ ________ , or such other
Independent Amount as may be determined by CGM in its sole discretion.
5967 (4/2003) Page 16 of 19
"Market Value" shall mean, with respect to any Security, FX Transaction or Cash, as the case may be, as of the date of determination, the price for such Security on such date obtained by CGM from a generally recognized source selected by CGM, the price for such FX Transaction shall be the replacement value of the FX Transaction as determined by CGM (which amount shall not be less than zero), or (iii) with respect to Cash, the amount thereof.
"Minimum Transfer Amount" means $20,000 where the total of all Overcollateralization Amounts is equal to or exceeds $200,000 and an amount to be determined by CGM where the total of all
Overcollateralization Amounts is less than $200,000
"Overcollateralization Amount" means on any Valuation Day, (i) for FX Transactions on currencies traded on the International Monetary Market Exchange (the "IMM"), the amount in
U.S. Dollars set by the IMM as initial margin on the outstanding currencies FX Transactions of similar tenor and notional amounts as traded on that exchange; and (ii) for FX Transactions on currencies not traded on the IMM, the amount in U.S. Dollars (assuming a default occurred on such Valuation Day) that CGM calculates in good faith in a commercially reasonable manner and with a 97.7% confidence factor, to be the maximum loss that CGM could expect to incur over the next five Banking Days based on the currencies comprising the then outstanding FX Transactions.
Nothing contained herein shall limit the right of CGM to change the criteria for factors on which the Overcollateralization Amount in clause (ii) is calculated, in its absolute discretion as market conditions or other factors warrant.
"Securities" shall mean direct and general obligations of the United States of America and securities fully and unconditionally guaranteed as to the timely payment of principal and interest by the United States of America.
"Threshold" shall mean $___________ , or if no amount is specified, zero.
2. If, on any Valuation Day, the Credit Support Amount is more than the Collateral Amount (a "Margin
Deficit"), then Customer shall transfer additional Securities or Cash to CGM, so that the Collateral
Amount will thereupon equal or exceed the Credit Support Amount. Customer shall have the option to transfer either Securities, Cash or a combination of Securities and Cash whenever it is required to make a transfer to CGM.
3. If, on any Valuation Day, the Credit Support Amount is less than the Collateral Amount (a "Margin
Excess"), then CGM shall, at the written instruction of Customer, transfer Securities or Cash to
Customer, so that the Collateral Amount will thereupon not exceed the Credit Support Amount.
Customer shall direct CGM as to whether to transfer Securities, Cash or a combination of Securities and Cash whenever CGM is required to make a transfer to Customer.
4. On each Business Day, CGM shall determine the Credit Support Amount and the Collateral Amount
(a "Valuation Day"), and in the event of a Margin Deficit or Margin Excess shall provide the Customer with facsimile notice of such determination.
5. To the extent required by applicable law, all Securities and Cash in the possession of CGM shall be identified on the books and records of CGM as subject to the FX Supplement. CGM shall have the right to sell, pledge, rehypothocate, assign, invest, use, commingle or otherwise dispose, or otherwise use, any Collateral it holds and to register any Collateral in its name, its custodian or any nominee for either.
6. CGM will exercise reasonable care to assure the safe custody of all Collateral to the extent required by applicable law, and in any event CGM will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding paragraph, CGM will have no duty with respect to the Collateral including any due to collect any distributions or enforce or preserve any rights pertaining thereto.
5967 (4/2003) Page 17 of 19
7. The Customer hereby agrees and acknowledges that, subject to the FX Supplement, any Securities or
Cash delivered hereunder shall be delivered for purposes of securing Customer's obligations in respect of FX Transactions entered into pursuant to the FX Supplement. Customer represents and warrants to
CGM that (i) it has the power to grant a security interest in and lien on any Collateral it transfers to
CGM and has taken all necessary actions to authorize the granting of that security interest and lien, (ii)
it is the sole owner of or otherwise has the right to transfer all Collateral it transfers to CGM hereunder, free and clear of any security interest, lien, encumbrance or other restriction other than the security interest and lien granted hereunder, (iii) upon the transfer of any Collateral hereunder, CGM will have a valid and perfected first priority security interest therein, (iv) the performance of its obligations hereunder will not result in the creation of any security interest, lien or other encumbrance on any
Collateral other than the security interest and lien created hereunder, and
(v) the transfer of Collateral
hereunder does not, and will not, violate any other agreement. Customer hereby grants to CGM, as security for the performance by Customer of its obligations under the FX Supplement, a first priority continuing security interest in, lien on and right of set-off against all of the Collateral delivered by
Customer pursuant to this Collateral Annex.
8. Upon receipt by CGM of evidence that Customer shall have satisfied all of its obligations under the FX
Supplement, then CGM shall promptly pay over and deliver or transfer to Customer all of the Collateral and Independent Amount not previously applied or returned pursuant to the provision of this Collateral
Annex.
9. Notwithstanding Sections 2 and 3 of this Collateral Annex, neither party shall make any deliveries of
Securities of Cash unless the Margin Deficit or Margin Excess exceeds the Minimum Transfer Amount and each such Margin Deficit or Margin Excess shall be rounded to the nearest $1,000.
10. All transfers of Collateral shall be made by the close of business on the day notification is received.
11. If CGM receives any principal, interest or other payment with respect to the Collateral it will promptly transfer such payments to Customer provided that the Collateral Amount exceeds the Credit Support
Amount.
12. Each party will pay its own costs and expenses in connection with performing its obligations under this
Collateral Annex and neither party shall be liable for any costs and expenses incurred by the other party in connection herewith, provided that the Customer will pay (i) when due all taxes, assessments or charges of any nature that are imposed on the Collateral held by CGM upon becoming aware of same and (ii) all reasonable costs and expenses incurred by or on behalf of CGM in connection with the liquidation and/or application of the Collateral under Section 5 of the FX Supplement.
13. Promptly following demand by CGM, Customer will execute, deliver and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by CGM to create, perfect, preserve or validate any security interest or lien granted under this Collateral Annex and to enable CGM to enforce its right with respect thereto.
Customer will promptly give notice to CGM of, and defend against, any suit, action, proceeding or lien that involves Collateral transferred to CGM or that could adversely affect the security interest or lien granted to CGM hereunder.
5967 (4/2003) Page 18 of 19
OTC Energy Supplement
The following terms and conditions (the "OTC Energy Supplement") shall supplement Customer's
Institutional Futures Account Agreement (the "Agreement") with Citigroup Global Markets Inc. ("CGM").
Unless otherwise specified in this OTC Energy Supplement, all capitalized terms used herein shall have the meaning defined in the Agreement.
1. Customer agrees that this OTC Energy Supplement shall apply to all over the counter ("OTC") swaps, forwards, options, or similar transactions involving oil, natural gas, electricity, and other energy products that are executed and/or cleared in the Account, including without limitation transactions by Customer on or through the Intercontinental Exchange ("ICE") and transactions that are cleared on the NYMEX
(collectively, "OTC Energy Transactions"). Except as otherwise specifically provided in this OTC Energy
Supplement, OTC Energy Transactions shall be deemed to be Contracts for all purposes of the Agreement.
2. In addition to those representations made by Customer in Section 1 of the Agreement, Customer represents and warrants to CGM that:
(a) it is duly authorized to enter into OTC Energy Transactions and to perform all obligations attendant to such transaction in accordance with their terms;
(b) it is, and at the time it enters into any OTC Energy Transaction it will be, an "Eligible Contract
Participant" as defined by Section 1a(12) of the CEA;
(c) if client enters into any OTC Energy Transaction on the ICE, it is, and at the time any OTC
Energy Transaction on the ICE remains open it will be, an "Eligible Commercial Entity" as defined by
Section 1a(11) of the CEA;
(d) it is neither (i) an "employee benefit plan" as defined in Section 3(3) of the Employee
Retirement Income Security Act of 1972 ("ERISA") which is subject to Part 4 of Subtitle B of Title I of such Act; (ii) any "plan" as defined in Section 4975(e)(1) of the Internal Revenue code of 1986; nor (iii)
any entity the assets of which are deemed to be assets of any such "employee benefit plan" or "plan" by reason of the Department of Labor's plan asset regulation, 29 C.F.R. Section 2510.3-101, OR that neither the Agreement, as supplemented hereby nor any Contract are subject to the prohibited transaction rules of
ERISA;
(e) prior to entering into any OTC Energy Transaction on the ICE, Customer will have entered into all necessary agreements to access and transact on ICE and that such agreements will remain in force at any time Customer enters into or maintains in the Account any OTC Energy Transaction on the ICE;
(f) Prior to handling delivery of any energy product pursuant to the terms of any OTC Energy
Contract, Customer will obtain, and will maintain at all relevant times, any license, permit, approval, or authorization required by Applicable Law for Customer to purchase, sell, or hold such product, including without limitation any license required by the rules of the Federal Energy Regulatory Commission
("FERC").
3. Customer understands and agrees that OTC Energy Transactions are governed by all applicable rules of the relevant exchange and clearing house, including without limitation the applicable rules and regulations of the ICE, NYMEX, and the London Clearinghouse ("LCH"), all of which shall be deemed to be
Applicable Law, and by the terms and conditions of any user agreement or other agreement with any exchange or clearing house that Customer enters into in order to transact or clear OTC Energy Transactions.
Without limiting the foregoing, Customer understands and agrees that if any OTC Energy Transaction submitted to any clearinghouse for clearing is not accepted by such clearinghouse, the OTC Energy
Transaction will be terminated automatically without obligation by any party, including CGM and CGM's affiliates,
4. If Customer enters into any OTC Energy Transaction on the ICE, Customer understands and agrees that:
(a) transactions on or through ICE are generally exempt from the CEA and CFTC rules;
(b) cash, securities, or other property (collectively, "Collateral") Customer transfers to CGM or any of CGM's affiliates as margin in respect of OTC Energy Transactions engaged in on or through ICE will not be subject to the segregation requirements of the CEA and CFTC rules, CGM will not hold such
Collateral in a customer segregated account, and Customer will not receive the special treatment of bankruptcy rules applicable to U.S. futures and options pursuant to U.S. law; 5967 (4/2003) Page 19 of 19
(c) CGM or its affiliates may transfer Collateral posted by Customer to the LCH, and in any such case Customer's rights in an insolvency may be governed by English Law;
(d) Customer is solely responsible for the exercise of any OTC options entered into on or through
ICE, and that unlike options traded on some other exchanges, CGM will have no role in effecting the exercise of options on ICE.
5. As to any OTC Energy Transactions entered into as "cleared transactions" on the ICE, Customer acknowledges and agrees that such cleared transactions shall be subject to LCH rules applicable to such transactions, and that:
(a) once such transactions are accepted for clearance by LCH, each such transaction will be a principal-to-principal transaction between Customer and CGM;
(b) LCH specifically disclaims any right or obligation to Customer in respect to such transactions, and Customer may be unable to make any claim against LCH in respect of such transactions; and
(c) LCH has the right to reject OTC Energy Transactions executed on the ICE and submitted for clearing and to suspend clearing of such transactions without notice.
6. CGM may in its sole discretion place conditions or limitations on the tenor, notional amount, or margin requirements for OTC Energy Transactions in the Account. CUSTOMER UNDERSTANDS
AND
AGREES THAT CGM DOES NOT OFFER OR ENDORSE ANY ELECTRONIC OR OTHER SYSTEM CUSTOMER EMPLOYS TO ENTER INTO ANY OTC ENERGY TRANSACTION AND CGM IS NOT
A PARTY TO ANY AGREEMENT BETWEEN CUSTOMER AND ANY EXCHANGE OR
CLEARINGHOUSE. CGM SPECIFICALLY DISCLAIMS ALL LIABILITY FOR ANY LOSS, COST, OR DAMAGE OF ANY TYPE OR NATURE ARISING FROM OR RELATING TO CUSTOMER'S USE
OF ANY SYSTEM OR DEVICE FURNISHED BY ANY EXCHANGE OR CUSTOMER'S OTC
ENERGY TRANSACTIONS UNLESS DIRECTLY CAUSED BY CGM'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITING THE FOREGOING, NO PARTY TO THIS AGREEMENT SHALL BE REQUIRED TO PAY OR BE LIABLE TO ANY OTHER PARTY FOR ANY CONSEQUENTIAL, INDIRECT, OR PUNITIVE DAMAGES, OPPORTUNITY COSTS, OR LOST PROFITS (WHETHER OR NOT ARISING FROM ITS NEGLIGENCE).
7. In the case of any event that under the terms of the Agreement gives rise to any right of CGM to liquidate Contracts held in Customer's Account or take other action to limit CGM's credit exposure to
Customer, Customer authorizes CGM to liquidate Customer's OTC Energy Transactions for Customer's account and risk by any commercially reasonable means, including without limitation through exchange of futures for swaps ("EFS") transactions, exchange of futures for physicals ("EFP") transactions or similar transactions that are not prohibited by Applicable Law.
8. This OTC Energy Supplement and the Agreement shall be construed and applied in a manner that gives maximum effect to the terms and conditions of both. In the event of any inconsistency, the terms of this
OTC Energy Supplement shall apply and shall be deemed to be an amendment to the Agreement.